PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Motor vehicles	11	12
Office and computer equipment	5,227	5,715
Leasehold improvements	199	217
Sub-total	5,437	5,944
Less: accumulated depreciation	(2,783)	(4,038)
Total	2,654	1,906

For the years ended December 31, 2020, 2021 and 2022, depreciation expenses from continuing operations were RMB 2,466, RMB 1,472 and RMB 1,423, respectively, which were recorded in cost of revenues, selling and marketing expenses, general and administrative expenses and research and development expenses.

The Group performed impairment test on the property and equipment, and there is no impairment loss from continuing operations for the years ended December 31, 2020, 2021 and 2022, respectively.